UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Dear Amgen Stockholder:

Our records show that you are entitled to vote at the Amgen Inc. 2016 Annual Meeting of Stockholders to be held on May 19, 2016. According to our latest records, your proxy vote for our 2016 Annual Meeting of Stockholders has not yet been received. YOUR VOTE IS IMPORTANT!

The proxy materials for the 2016 Annual Meeting of Stockholders were either previously delivered to you in paper format or you were sent a Notice that indicated that the proxy materials are available at www.astproxyportal.com/ast/Amgen. For your convenience, we have enclosed a copy of the original Notice and a proxy card (with a postage pre-paid envelope). Please understand that you can vote your shares by using any of the following methods. We urge you to review the proxy materials and vote your shares promptly.

Available 24 Hours – 7 Days a Week

Vote online or by phone until 11:59 P.M. Eastern Time on May 18, 2016.

You may access the proxy materials at www.astproxyportal.com/ast/Amgen.

VOTE BY TELEPHONE	VOTE BY INTERNET	VOTE BY MAIL
Using a touch-tone telephone, call the toll-free number which appears on your enclosed proxy card.	Go to the website: WWW.VOTEPROXY.COM	Mark, sign and date your proxy card and return in the postage-paid envelope.
Just follow these three easy steps:	Just follow these three easy steps:	Just follow these three easy steps:

1.   Read the Amgen Inc. Proxy Statement and the enclosed proxy card.

2.   Call the toll-free number

      1-800-PROXIES (1-800-776-9437).

3.   Please have your proxy card in hand and follow the simple instructions.

1. Read the Amgen Inc. Proxy Statement and the enclosed proxy card. 2. Go to the website www.voteproxy.com. 3. Please have your proxy card in hand and follow the simple instructions.

1.   Read the Amgen Inc. Proxy Statement and the enclosed proxy card.

2.   Mark, sign and date your proxy card.

3.   Return the proxy card in the postage-paid envelope we have provided or return to Operations Center, American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219-9821.

If you vote by telephone or Internet, do not return your proxy card.

If you have already voted, you do not need to vote again.

Thank you for your vote!

Dear Amgen Stockholder:

Our records show that your Amgen Inc. shares are registered in the name of your broker as the holder of record for the Amgen Inc. 2016 Annual Meeting of Stockholders to be held on May 19, 2016. However, your broker has not yet received instructions from you on how to vote your shares at our 2016 Annual Meeting of Stockholders. YOUR VOTE IS IMPORTANT!

YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS

UNLESS YOU GIVE SPECIFIC VOTING INSTRUCTIONS TO YOUR BROKER!

The proxy materials for the 2016 Annual Meeting of Stockholders were either previously delivered to you by your broker in paper format or you were sent a Notice from your broker that indicated that the proxy materials are available at www.proxyvote.com. For your convenience, we have enclosed a copy of the Notice and voting instruction form (with a postage pre-paid envelope). Please understand that you can vote your shares by using any of the following methods. We urge you to review the proxy materials and vote your shares promptly.

Available 24 Hours – 7 Days a Week

Vote online or by phone until 11:59 P.M. Eastern Time on May 18, 2016.

You may access the proxy materials at www.proxyvote.com.

VOTE BY TELEPHONE	VOTE BY INTERNET	VOTE BY MAIL
Using a touch-tone telephone, call the toll-free number which appears on your enclosed voting instruction form.	Go to the website: WWW.PROXYVOTE.COM	Mark, sign and date your voting instruction form and return in the postage-paid envelope.
Just follow these three easy steps:	Just follow these three easy steps:	Just follow these three easy steps:

1.   Read the Amgen Inc. Proxy Statement and the enclosed voting instruction form.

2.   Call the toll-free number 1-800-454-8683.

3.   Please have your voting instruction form in hand and follow the simple instructions.

1.   Read the Amgen Inc. Proxy Statement and the enclosed voting instruction form.

2.   Go to the website www.proxyvote.com.

3.   Please have your voting instruction form in hand and follow the simple instructions.

1.   Read the Amgen Inc. Proxy Statement and the enclosed voting instruction form.

2.   Mark, sign and date your voting instruction form.

3.   Return the voting instruction form in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by telephone or Internet, do not return your voting instruction form.

If you have already voted, you do not need to vote again.

Thank you for your vote!